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                                                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
  Destia Communications, Inc.

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 2, 1999 incorporated by reference in Destia Communications, Inc. Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                             /s/ ARTHUR ANDERSON LLP
                                              -------------------------
                                                 ARTHUR ANDERSEN LLP

New York, New York
May 5, 1999